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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 18, 2002


                           FIRST NATIONAL FUNDING LLC
                     FIRST BANKCARD MASTER CREDIT CARD TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska             333-86574-00, 333-86574-01         02-0598125
------------------------     --------------------------   ----------------------
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                          Identification Number)


            1620 Dodge Street
             Omaha, Nebraska                                       68102
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(Address of principal executive offices)                        (Zip Code)


                                 (402) 341-0500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         In connection with the offering of the Class A Series 2002-1 Asset Backed Notes, Class B Series 2002-1 Asset Backed Notes and Class C Series 2002-1 Asset Backed Notes (collectively, the "Notes") described in a Prospectus Supplement dated October 16, 2002, Kutak Rock LLP rendered an opinion regarding certain tax matters and an opinion regarding the legality of the Notes. Copies of these opinions are filed as exhibits to this report and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

EXHIBIT NO.      DOCUMENT DESCRIPTION

5.1              Opinion of Kutak Rock LLP regarding the legality of the Notes

8.1              Opinion of Kutak Rock LLP regarding certain tax matters

23.1             Consent of Kutak Rock LLP (included in Exhibits 5.1 and 8.1)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2002                 FIRST NATIONAL FUNDING LLC

                                        By: First National Funding Corporation,
                                            Managing Member


                                        By  /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck, Senior Vice President


Dated: October 18, 2002                 FIRST BANKCARD MASTER CREDIT
                                        CARD TRUST,

                                        By: First National Bank of Omaha,
                                            As Servicer of First Bankcard Master
                                            Credit Card Trust

                                        By:  /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck
                                           Senior Vice President